UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

THERMON GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35159	27-2228185
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification Number)

7171 Southwest Parkway Building 300, Suite 200
Austin TX	78735
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (512) 690-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	THR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on February 23, 2026, CECO Environmental Corp., a Delaware corporation (“CECO”), Longhorn Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of CECO (“Merger Sub Inc.”), Longhorn Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CECO (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”), and Thermon Group Holdings, Inc., a Delaware corporation (“Thermon” or the “Company”), entered into an Agreement and Plan of Merger (as amended, supplemented, or restated, the “Merger Agreement”), pursuant to which, among other things, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, (i) Merger Sub Inc. will merge with and into the Company, with the Company continuing as a wholly-owned subsidiary of CECO and the surviving corporation of the merger (the “First Merger”), and (ii) the Company, as the surviving corporation of the First Merger, will merge with and into Merger Sub LLC, with Merger Sub LLC being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Mergers”).

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 27, 2026, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered the proposals described in detail in the joint proxy statement/prospectus, dated April 23, 2026, included in the registration statement on Form S-4 filed by CECO with the Securities and Exchange Commission (File No. 333-294924), which was declared effective by the Securities and Exchange Commission on April 22, 2026 (the “Joint Proxy Statement/Prospectus”) including the proposals set forth below relating to the Merger Agreement.

The final voting results for each matter submitted to a vote of the Company’s stockholders at the Special Meeting are set forth below. There were 32,869,538 shares of the Company’s common stock, par value $0.001 per share (“Company Common Stock”) outstanding and entitled to vote on April 20, 2026, the record date for the Special Meeting, and 28,772,878 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Thermon Merger Proposal: To vote on a proposal to adopt the Merger Agreement, pursuant to which (a) Merger Sub Inc. will merge with and into Thermon, with Thermon surviving as a wholly owned subsidiary of CECO and (b) immediately following the First Merger, the surviving corporation will merge with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity, and each share of Company Common Stock (other than certain excluded shares and dissenting shares) will be converted into the right to receive, at the election of the holder, (i) mixed consideration consisting of 0.6840 shares of common stock, par value $0.01 per share, of CECO (“CECO common stock”) and $10.00 in cash, (ii) cash consideration of $63.89 per share or (iii) stock consideration of 0.8110 shares of CECO common stock per share (the “Thermon Merger Proposal”).

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
28,766,607	3,169	3,102	N/A

The approval of the Thermon Merger Proposal satisfies one of the conditions to the closing of the Mergers contemplated by the Merger Agreement. The closing of the Mergers remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

Advisory Vote on Executive Compensation: To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Thermon’s named executive officers in connection with the Mergers.

This advisory proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
28,484,838	249,056	38,984	N/A

Thermon Adjournment Proposal: To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve the Thermon Merger Proposal at the time of the Special Meeting.

This proposal was rendered moot and was not voted upon.

Item 7.01	Regulation FD Disclosure

On May 28, 2026, the Company issued a joint press release announcing the results of its stockholder meeting held on May 27, 2026 in connection with the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Joint Press Release, dated May 28, 2026, furnished herewith.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Form 8-K that address events, or developments that CECO and Thermon expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Mergers and other transactions contemplated by the Merger Agreement. All forward-looking statements are based on assumptions that CECO or Thermon believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by CECO and Thermon in light of their perceptions of current conditions, expected future developments, and other factors that CECO and Thermon believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K. Neither CECO nor Thermon undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMON GROUP HOLDINGS, INC. (registrant)

Date: May 28, 2026	By:	/s/ Ryan Tarkington
	Name:	Ryan Tarkington
	Title:	Senior Vice President, General Counsel & Corporate Secretary